--------------------------------------------------------------------------------
                                  Kirt W. James
                                    PRESIDENT
                               Hometeach.com, Inc.
                              24843 Del Prado, #318
                              Dana Point, CA 92629
            (Name and Address of Person Authorized to Receive Notices
          and Communications on Behalf of the Person Filing Statement)
--------------------------------------------------------------------------------
                                 WITH A COPY TO:
                             KARL E. RODRIGUEZ, ESQ
                     34700 Pacific Coast Highway, Suite 303
                           Capistrano Beach, CA 92624
                                 (949) 248-9561
                               fax (949) 248-1688
--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1933

                        Commission File Number:  0-30470

                         Date of Report: October 6, 2000


                               HOMETEACH.COM, INC.

                      formerly, BBB-HUNTOR ASSOCIATES, INC.

Nevada                                                                91-2006973
(Jurisdiction  of  Incorporation)        (I.R.S.  Employer  Identification  No.)


PMB  318,  24843  Del  Prado  Dana  Point,  CA                             92629
(Address of principal executive offices)                              (Zip Code)


Registrant's  telephone  number,  including  area  code:         (949)  248-1765


                    ITEM 6. CHANGES OF REGISTRANT'S DIRECTORS

     In our Annual Transitional Report of June 30, 2000, we reported the following:

          Kirt W. James, previously sole director, was joined on our board of directors by Jill P. Clark, formerly sole director of HTC. On or about August 5, 2000, Mr. James retired from the Board of Directors, leaving Ms. Clark as our Sole remaining Officer/Director.

     The Board of Directors having requested that Mr. James remain as President and Director, his resignation has been withdrawn. No adverse comment of any sort was involved in the resignation or its subsequent withdrawal.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

October  6,  2000
                               HOMETEACH.COM, INC.

                                       by

                                /s/ Kirt W. James
                                  Kirt W. James
                            sole officer and director